_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 26, 2002

          Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82904	74-2440850
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, NY (Address of Principal Executive Offices)	10019 (Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                      200 Vesey Street, New York, New York 10285
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events1

Attached as Exhibit 23 to this Current Report is the consent of KPMG LLP to the use of such firm’s name under the caption “Experts,” and the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 26, 2002, Commission File Number 1-10777), the unaudited consolidated financial statement of Ambac Assurance Corporation and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 (filed with the Securities and Exchange Commission on May 13, 2002) and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 25, 2002, April 18, 2002 and July 19, 2002, as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-82904) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to Structured Asset Securities Corporation Mortgage Pass- Through Certificates Series 2002-15, and shall be deemed to be part hereof and thereof.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

                        23.                   Consent of KPMG LLP

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1      Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

      CORPORATION

By: /s/ Ellen V. Kiernan
Name: Ellen V. Kiernan
Title:   Vice President

Dated:  July 26, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23                                                      Consent of KPMG LLP                                         6

Exhibit 23      Consent of KPMG LLP

INDEPENDENT AUDITOR’S CONSENT

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-82904) of Structured Asset Securities Corporation (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement"), via the Form 8-K of the Registrant dated July 29, 2002, of our report dated January 23, 2002 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 26, 2002 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.

/s/ KPMG LLP

New York, New York
July 29, 2002